SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 25, 2003



                          THE L.S. STARRETT COMPANY
             (Exact name of registrant as specified in its charter)


          Massachusetts                 1-367              04-1866480
  (State or Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)            File Number)      Identification No.)



                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
                (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:   978-249-3551




          (Former name or former address, if changed since last report)



















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Item 5.  Other Events and Required FD Disclosure

On June 25, 2003, the L.S. Starrett Company (the "Company") mailed to shareholders the dividend declared June 4, 2003 along with a letter from the Company's President and CEO. A copy of the letter is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits
99.1 President's letter accompanying dividend declared June 4, 2003.





EXHIBIT INDEX

Exhibit No.  Description

99.1 President's letter accompanying dividend declared June 4, 2003.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE L.S. STARRETT COMPANY


Date:  June 27, 2003                         By: s/ ROGER U. WELLINGTON, JR.
                                             Name: Roger U. Wellington, Jr.
                                             Title: Vice President, Treasurer
                                                  and Chief Financial Officer











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